Accounts Receivable, Net	12 Months Ended
Dec. 31, 2011
Accounts Receivable, Net [Abstract]
Accounts Receivable, Net
7.	ACCOUNTS RECEIVABLE, NET

Accounts receivable, net, consists of the following:

	As of December 31,
	2010	2011

Billed accounts receivable	$18,359	$20,539
Unbilled accounts receivable	6,613	11,336

Accounts receivable	24,972	31,875
Less: allowance for doubtful accounts	(758)	(845)

Accounts receivable, net	$24,214	$31,030

Revenue recognized in excess of billings is recorded as unbilled receivable. The unbilled amounts become billable according to the contract terms. The Group generally anticipates that substantially all unbilled amounts as of a given balance sheet date would be billed within twelve months of such balance sheet dates.

Movement of allowance for doubtful accounts is as follows:

	Balance at beginning of the year	Charge to expenses	Deductions	Balance at end of the year

2010	$576	$182	$—	$758
2011	$758	$87	$—	$845